File Nos. 333-110037
811-21460

As filed with the Securities and Exchange Commission on April 30, 2025
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No. ___
☐
Post-Effective Amendment No. 57
☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 58
☒
(Check appropriate box or boxes)

PIONEER SERIES TRUST II*
(Exact Name of Registrant as Specified in Charter)

60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (617) 742-7825

Christopher J. Kelley, Victory Capital Management Inc.,
60 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b)
☒
on May 1, 2025 pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on [date] pursuant to paragraph (a)(1)
☐
75 days after filing pursuant to paragraph (a)(2)
☐
on [date] pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
*This filing relates solely to Pioneer AMT-Free Municipal Fund, a series of the Registrant.

Pioneer AMT-Free Municipal Fund
Prospectus |  May 1, 2025
Class A Shares	Class C Shares	Class K Shares	Class Y Shares
PBMFX	MNBCX	——-	PBYMX
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Amundi Asset Management US, Inc. (the “Adviser”), the fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
Under the terms of the Transaction, subject to fund shareholder approval, the fund is expected to be reorganized into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital (the “Reorganization”). The fund's Board of Trustees has approved the Reorganization. The Reorganization is contingent upon the completion of certain conditions, including approval by the shareholders of the fund. There is no assurance that the shareholders of the fund will approve the proposal to reorganize the fund.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objective
As high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 57, the “Intermediary defined sales charge waiver policies” section of the prospectus beginning on page 93, and the “Sales charges” section of the statement of additional information beginning on page 49. If you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Fund summary
Shareowner fees
(fees paid directly from your investment)
	Class A	Class C	Class K	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None[1]	1%	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Class Y
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses[2]	0.15%	0.14%	0.07%	0.21%
Total Annual Fund Operating Expenses	0.86%	1.60%	0.53%	0.67%
Less: Fee Waiver and Expense Reimbursement[3]	-0.07%	-0.06%	0.00%	-0.18%
Net Expenses[3]	0.79%	1.54%	0.53%	0.49%
1
Class A purchases of $250,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See “Sales charges.”
2
Other expenses for Class K shares are estimated for the current fiscal year.
3
The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.79%, 1.54% and0.49% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. This expense limitation is in effect through April 1, 2028. There can be no assurance that the adviser will extend the expense limitation beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$527	$691	$885	$1,443	$527	$691	$885	$1,443
Class C	257	486	853	1,884	157	486	853	1,884
Class K	54	170	296	665	54	170	296	665
Class Y	50	157	317	781	50	157	317	781
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76% of the average value of its portfolio.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in investment grade municipal bonds with a maturity of more than one year, the interest on which is exempt from regular federal income tax. The fund normally will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax (AMT).
Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools and water and sewer works. Municipal securities may be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other institutions and facilities. They also may be issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking.

Fund summary
The fund’s investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities.
The fund may invest up to 10% of its net assets in debt securities rated below investment grade (known as “junk bonds”) or, if unrated, of equivalent quality as determined by the adviser. The fund’s investments in debt securities rated below investment grade may include debt securities rated “D” or better, or comparable unrated securities.
The fund may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the fund will generally invest in longer-term investments. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due.
The fund normally will limit its investment in municipal securities whose issuers are located in the same state to less than 25% of the fund’s total assets.
The fund may invest 25% or more of its assets in securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare, education, tobacco and transportation segments of the municipal bond market.
The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, inverse floating rate, floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.
The fund may, but is not required to, use derivatives. The fund may use derivatives, such as synthetic municipal securities and inverse floating rate obligations, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may invest up to 10% of its net assets in inverse floating rate obligations. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund also may invest in subordinated securities, asset-backed securities of any rating, including collateralized debt obligations, and may hold cash or other short-term investments. The fund’s investments may include mortgage-backed instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds), commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.
The fund’s investment adviser considers both broad economic factors and issuer specific factors in selecting investments to buy and sell. In assessing the appropriate maturity and rating weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality and issuer diversification.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market risk. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or

Fund summary
been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption requests, and negatively impact the fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common

Fund summary
benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (with or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.
Interest rate risk. The market prices of the fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults

Fund summary
during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the fund invests significantly in a single state (including Massachusetts, Florida and Texas), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the fund will be more susceptible to associated risks and developments.
Taxable investment risk. Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax or the AMT due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your fund distributions.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Fund summary
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Derivatives risk. Using synthetic municipal securities, inverse floating rate obligations and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Synthetic municipal securities risk. The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund's risk of loss from derivatives.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Fund summary
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
The profitability of companies in the healthcare segment may be affected by extensive government regulation and reform, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and patient care, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies depend on patent protection. The expiration of patents may adversely affect the profitability of these companies and the value of their securities. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may be thinly capitalized and susceptible to product obsolescence.
The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values.
Companies in the transportation segment can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect transportation companies.
Valuation risk. Nearly all of the fund's investments are valued using a fair value methodology. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Bloomberg Municipal Bond Index, which may provide an indication of the performance of the overall U.S. municipal market.
You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual-Funds or by calling 1-800-225-6292.

Fund summary
The fund acquired the assets and liabilities of Safeco Municipal Bond Fund (the predecessor fund) on December 10, 2004.
The performance of Class A and Class C shares of the fund includes the net asset value performance of the predecessor fund’s Class A and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor fund’s investment adviser.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.
Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	13.22%	10/01/2023 to	12/31/2023
Lowest Calendar Quarter	-9.25%	01/01/2022 to	03/31/2022
No performance information is presented for Class K shares in the table below because Class K shares do not have annual returns for at least one calendar year. The returns for Class K shares would differ from those of other classes of shares because they have different expenses.

Average annual total return (%)
(for periods ended December 31, 2024)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					9/30/1996
Return before taxes	-3.04	-1.20	1.35	3.18
Return after taxes on distributions	-3.05	-1.26	1.31	3.11
Return after taxes on distributions and sale of shares	-0.62	-0.36	1.65	3.23
Class C	-0.19	-1.04	1.05	2.74	10/1/2003
Class Y	1.87	-0.05	2.08	4.37	11/10/2006
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05	0.99	2.25	4.30	9/30/1996
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.
After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K and Class Y shares will vary.
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John (Jake) Crosby van Roden III, Managing
Director and Director of Municipals, US of Amundi
US and Portfolio Manager (lead portfolio manager
of the fund since February 2024); and Prakash
Vadlamani, Senior Vice President, Associate
Portfolio Manager and Senior Credit Analyst at
Amundi US (portfolio manager of the fund since
February 2024)

Fund summary
Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone: Pioneer Funds, P.O. Box 534427, Pittsburgh, PA 15253-4427, tel. 1-800-225-6292.
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. Generally, the initial investment for Class K or Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K or Class Y shares, as applicable. There is no minimum additional investment amount for Class K or Class Y shares.
Tax information
The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to such taxes.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

More on the fund’s investment objective and strategies
Investment objective
As high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in investment grade municipal bonds with a maturity of more than one year, the interest on which is exempt from regular federal income tax. The fund normally will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax (AMT).
Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools and water and sewer works. Municipal securities may be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other institutions and facilities. They also may be issued by or on behalf of, public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking.
The fund’s investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities.
The fund may invest up to 10% of its net assets in debt securities rated below investment grade (known as “junk bonds”) or, if unrated, of equivalent quality as determined by the adviser. The fund’s investments in debt securities rated below investment grade may include debt securities rated “D” or better, or comparable unrated securities.
The fund may invest in municipal securities of any maturity, although under normal circumstances it is anticipated that the fund will generally invest in longer-term investments. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due.
The fund normally will limit its investment in municipal securities whose issuers are located in the same state to less than 25% of the fund’s total assets.

More on the fund’s investment objective and strategies
The fund may invest 25% or more of its assets in securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare, education, tobacco and transportation segments of the municipal bond market.
The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, inverse floating rate, floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.
The fund also may invest in subordinated securities, asset-backed securities of any rating, including collateralized debt obligations, and may hold cash or other short-term investments. The fund’s investments may include mortgage-backed instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The fund may invest up to 10% of its net assets in inverse floating rate obligations.
The fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds), commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.
Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the fund’s investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Amundi US considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Amundi US determines the preferable portfolio characteristics, Amundi US selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Amundi US employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuers credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
Municipal obligations include general obligation bonds, revenue bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become

More on the fund’s investment objective and strategies
subject to regular federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Neither the fund’s investment objective nor the fund’s 80% investment policy may be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Investment grade securities
A debt security is considered investment grade if it is:
•
Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;
•
Rated the equivalent rating by a nationally recognized statistical rating organization; or
•
Determined to be of equivalent credit quality by Amundi US.
Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.
Below investment grade securities (“junk bonds”)
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi US. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Debt rating considerations
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund’s securities, Amundi US will consider if any action is appropriate in light of the fund's investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.
U.S. government securities
The fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency’s securities, like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities.
Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and the Federal Home Loan Mortgage Corporation (FHLMC).
Investments in mortgage-backed, asset-backed and other securities
The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as FNMA or FHLMC or by agencies of the U.S. government, such as GNMA. Mortgage-backed

More on the fund’s investment objective and strategies
securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.
The fund may invest in asset-backed securities and in securities issued by entities, such as trusts, whose underlying assets are municipal securities. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Subordinated securities
The fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Zero coupon securities
The fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Derivatives
The fund may, but is not required to, use synthetic municipal securities, futures and options on securities, indices and swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
•
In an attempt to hedge against adverse changes in the market prices of securities or interest rates
•
As a substitute for purchasing or selling securities
•
To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative
•
To manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)
•
As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Inverse floating rate obligations
The fund may invest in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. Inverse floating rate obligations are created by depositing municipal bonds in a trust which divides the income stream of the underlying municipal bond into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floating rate obligation) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Repurchase agreements
In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The repurchase price is generally higher than the purchase price paid by the fund, with the difference being income to the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus

More on the fund’s investment objective and strategies
causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in money market funds, securities with remaining maturities of less than one year or cash equivalents, including overnight repurchase agreements, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the fund may also use other techniques, including the following non-principal investment strategies and related risks.
Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations.
Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund
Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market risk. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption

More on the risks of investing in the fund
requests, and negatively impact the fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region, could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (with or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.
Interest rate risk. The market prices of the fund’s fixed income securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal.
A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities.

More on the risks of investing in the fund
Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.
The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument’s interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument’s interest rate may not result and the instrument may decline in value. Similarly, certain floating rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate. Such a floor protects the fund from losses resulting from a decrease in the reference interest rate below the specified level. However, if the reference interest rate is below the floor, there will be a lag between a rise in the reference interest rate and a rise in the interest rate payable by the obligation, and the fund may not benefit from increasing interest rates for a significant amount of time. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses and suffer delays in an effort to protect the fund's interests or to enforce its rights. The fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

More on the risks of investing in the fund
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. When the fund holds illiquid investments, the fund may be harder to value, especially in changing markets. If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, or to try to limit losses, the fund may suffer a substantial loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market. To the extent the fund invests significantly in a single state (including Massachusetts, Florida and Texas), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the fund will be more susceptible to associated risks and developments.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value

More on the risks of investing in the fund
of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The payment of principal and interest on private activity and industrial development revenue bonds is solely dependent on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
Taxable investment risk. Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax or the AMT due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your fund distributions.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. The fund may not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

More on the risks of investing in the fund
Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.
Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

More on the risks of investing in the fund
The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the fund invests. CDOs are subject to liquidity risk. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO's manager may perform poorly. In addition, investments in CDOs may be characterized by the fund as illiquid securities. CDOs may be highly leveraged (which could make them highly volatile). Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk. The fund may invest in or be exposed to CDOs that are sometimes referred to as “covenant-lite” obligations, which generally are debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. Payment in kind securities are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The higher interest rates of payment in kind securities reflect the payment deferral and increased credit risk associated with these instruments, and payment in kind instruments generally represent a significantly higher credit risk than coupon bonds. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.
Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund’s reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

More on the risks of investing in the fund
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Derivatives risk. Using synthetic municipal securities, inverse floating rate obligations and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The fund also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Synthetic municipal securities risk. The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund

More on the risks of investing in the fund
would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund's risk of loss from derivatives.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus.
The profitability of companies in the healthcare segment may be affected by extensive government regulation and reform, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and patient care, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies depend on patent protection. The expiration of patents may adversely affect the profitability of these companies and the value of their securities. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Health care companies may be thinly capitalized and susceptible to product obsolescence.
The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values.

Companies in the transportation segment can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect transportation companies.
Industrial development bonds are normally secured by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. If the user of the facilities financed by the bonds defaults on its payments, the fund may not receive any income or get its money back from the investment.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ - higher or lower - from the fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Nearly all of the fund's investments are valued using fair value methodologies. Investors who purchase or redeem fund shares may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the

More on the risks of investing in the fund
fund’s adviser, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.

Management
The Fund’s Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement and oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of January 31, 2025, the Adviser managed and advised assets totaling in excess of $174.1 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Advisory Agreement between the Fund and the Adviser will be available in the Financial Statements filed with the SEC on Form N-CSR for the financial reporting period in which the Advisory Agreement was acted upon by the Board.
Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s former investment adviser, combined with Victory Capital Holdings, Inc., the parent company of the Adviser (the “Transaction”). All portfolio managers of Amundi US became employees of the Adviser.
In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved the reorganization of the Fund into a corresponding, newly-established series of Victory Portfolios IV advised by the Adviser, subject to approval by the Fund’s shareholders. As of March 27, 2025, the Fund’s shareholders have not approved the reorganization and the meeting of shareholders has been adjourned. Although there is no assurance that shareholders of the Fund will approve the proposal to reorganize the Fund, proxies received to date have been highly in favor of the reorganization, and the Fund expects to receive a sufficient number of proxies to obtain shareholder approval and to complete the reorganization in the second quarter of 2025.
As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US terminated automatically. The Board has approved an interim investment advisory agreement with the Adviser (the “Interim Advisory Agreement”) which will be effective until the earlier of (i) the completion of the reorganization; or (ii) 150 days after April 1, 2025. The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim

Advisory Agreement. As noted above, the Fund expects to receive a sufficient number of proxies to obtain shareholder approval and to complete the reorganization in the second quarter of 2025. In the event shareholders do not approve the Fund’s reorganization by August 29, 2025 (150 days from April 1, 2025), the Fund’s Board will consider other alternatives.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Pioneer Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Adviser, among other affiliated entities, has received an order from the SEC that permits the Adviser, subject to the approval of the Board, to hire and terminate a subadviser that is not affiliated with the Adviser (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the Fund without shareholder approval. The Adviser retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of John (Jake) Crosby van Roden III and Prakash Vadlamani. Mr. van Roden and Mr. Vadlamani are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of one or more of Amundi US's affiliates. Mr. van Roden, Managing Director and Director of Municipals, US, joined Amundi US in February 2024 and has served as lead portfolio manager of the fund since February 2024. Prior to joining Amundi US, Mr. van Roden was Managing Director and Senior Portfolio Manager at Macquarie Investment Management, which he joined in 2004. Mr. Vadlamani, Senior Vice President, Associate Portfolio Manager and Senior Credit Analyst at Amundi US, has been a member of the Amundi US Municipals investment team since 2014 and has served as portfolio manager of the fund since February 2024.
The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
Management fee
The Adviser currently manages the Fund pursuant to the Interim Advisory Agreement.

Management
Investment advisory fees payable under the Interim Advisory Agreement are equal to 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million of the fund's average daily net assets, 0.40% of the next $1.25 billion of the fund’s average daily net assets, and 0.35% of the fund’s average daily net assets over $2 billion. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement.
For the fiscal year ended December 31, 2024, the fund paid management fees (excluding waivers and/or assumption of expenses) to Amundi US equivalent to 0.46% of the fund's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the fund's report filed on Form N-CSR for the period ended December 31, 2024.
Distributor
Amundi Distributor US, Inc. is the fund's distributor. The fund compensates the distributor for its services. The distributor is an affiliate of Amundi US.

Pricing of shares
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including holidays listed in the statement of additional information, a net asset value generally is not calculated. The fund’s most recent net asset value is available on the fund’s web site, amundi.com/us.
Debt securities and certain derivative instruments are generally valued by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.
To the extent that the fund invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
Amundi US has been designated the fund’s valuation designee with responsibility for fair valuation subject to oversight by the fund’s Board of Trustees. When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, Amundi US uses other fair value methods to value the fund’s securities pursuant to procedures adopted by the Board of Trustees. Amundi US also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade – some of which may be thinly traded and for which prices may not be readily available or may be unreliable – Amundi US may use fair value methods more frequently with respect to the fund’s investments than funds that primarily invest in securities that are more

Pricing of shares
widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by Amundi US to value the fund securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares
The fund offers four classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.
Factors you should consider include:
•
The eligibility requirements that apply to purchases of a particular share class
•
The expenses paid by each class
•
The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
•
Whether you qualify for any reduction or waiver of sales charges
•
How long you expect to own the shares
•
Any services you may receive from a financial intermediary
When choosing between Class A or Class C shares, you should be aware that, generally speaking, the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the initial sales charge and distribution and service fees you would have paid for purchases of Class A shares.
If you are eligible to purchase Class K or Class Y shares, you should be aware that Class K and Class Y shares are not subject to an initial sales charge, CDSC or distribution and service fees and generally have lower annual expenses than Class A or Class C shares. However, if you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose, and may impose its own investment fees and practices for purchasing and selling fund shares, which are not described in this prospectus or in the statement of additional information. Consult your investment professional or financial intermediary about the availability of fund shares, the investment professional or financial intermediary’s practices, and other information.
Please note that the fund does not charge any initial sales charge, CDSC or other asset-based fee for sales or distribution of Class K shares or Class Y shares. However, if you invest in Class K shares or Class Y shares through an investment professional

Choosing a class of shares
or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Because the fund is not party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Class K shares or Class Y shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this prospectus nor are they reflected in the performance in the bar chart and table in this prospectus because these commissions are not charged by the fund.
For information on the fund’s expenses, please see “Fund Summary.”
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under “Intermediary defined sales charge waiver policies.” In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the “Intermediary defined sales charge waiver policies” section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Class A shares
•
You pay a sales charge of up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 4%, declining as the size of your investment increases.
•
There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
•
Distribution and service fees of 0.25% of average daily net assets.

Class C shares
•
A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
•
Distribution and service fees of 1.00% of average daily net assets.
•
Maximum purchase amount (per transaction) of $499,999.
•
Class C shares automatically convert to Class A shares after 8 years.
Class K shares
•
No initial or contingent deferred sales charge. However, if you invest in Class K shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
•
Initial investments by discretionary accounts and direct investors are subject to a $5 million investment minimum, which may be waived in some circumstances.
•
There is no investment minimum for other eligible investors.
Class Y shares
•
No initial or contingent deferred sales charge. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
•
Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.
Share class eligibility
Class K shares
Class K shares are available to certain discretionary accounts at Amundi US or its affiliates, certain direct investors, other funds in the Pioneer Funds mutual fund complex, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, health savings accounts, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.
Direct investors may be individuals, institutions, trusts, foundations and other institutional investors.

Choosing a class of shares
Class K shares are also available to certain mutual fund programs. See “Minimum investment amounts - Waivers of the minimum investment amount for Class K.”
Automatic conversion of Class C Shares
Class C shares automatically convert to Class A shares after 8 years. Conversions of Class C shares to Class A shares occur during the month of or following the 8th anniversary of the share purchase date. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. Generally, in order for your Class C shares to be eligible for automatic conversion to Class A shares, the fund or the financial intermediary through which you purchased your shares must have records which confirm that your Class C shares have been held for 8 years. Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries that hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion are not eligible for automatic conversion to Class A shares. Specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares.

Distribution and service arrangements
Distribution plan
The fund has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.
Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Amundi US or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.
Amundi US or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi US may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. Amundi US also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Amundi US may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial

Distribution and service arrangements
intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi US personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi US or the Pioneer funds, as well as about fees and/or commissions it charges.
Amundi US and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Amundi US or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi US or its affiliates that are not related to the Pioneer funds.

Sales charges
Initial sales charges (Class A shares only)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.
Sales charges for Class A shares
	Sales charge as % of
Amount of purchase	Offering price	Net amount invested
Less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 or more	-0-	-0-
The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.
Reduced sales charges – Class A shares
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.” Amundi US offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
•
The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $100,000 (Rights of accumulation)
•
You plan to invest at least $100,000 over the next 13 months (Letter of intent)
Rights of accumulation – Class A shares only
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.
Letter of intent - Class A shares only
You can use a letter of intent to qualify for reduced sales charges in two situations:

Sales charges
•
If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
•
If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy
Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.
Qualifying for a reduced Class A sales charge
In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi US will use each fund’s current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.
To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.
For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor’s discretion, may include funds organized outside the U.S. and managed by Amundi US or an affiliate.

You can locate information regarding the reduction or waiver of sales charges free of charge on Amundi US’s website at amundi.com/us. The website includes hyperlinks that facilitate access to this information.
Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.
Investments of $500,000 or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.
Class A purchases at net asset value are available to:
•
Current or former trustees and officers of the fund;
•
Partners and employees of legal counsel to the fund (at the time of initial share purchase);
•
Directors, officers, employees or sales representatives of Amundi US and its affiliates (at the time of initial share purchase);
•
Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi US serves as investment adviser (at the time of initial share purchase);
•
Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
•
Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);
•
Members of the immediate families of any of the persons above;
•
Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
•
Insurance company separate accounts;
•
Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

Sales charges
•
Other funds and accounts for which Amundi US or any of its affiliates serves as investment adviser or manager;
•
Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
•
Certain unit investment trusts;
•
Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;
•
Group employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
•
Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
•
Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares;
•
Redemption proceeds from a non-retirement account used by the shareholder to purchase fund shares in an IRA or other individual-type retirement account: and
•
Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.
In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi US to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.
Contingent deferred sales charges (CDSCs)
Class A shares
Purchases of Class A shares of $250,000 or more may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi US on or before March 31, 2004).
Class C shares
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.
Paying the contingent deferred sales charge (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
•
The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
•
You do not pay a CDSC on reinvested dividends or distributions
•
If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
•
CDSCs are not imposed when Class C shares are exchanged for Class C shares of another fund in the Pioneer Funds mutual fund complex, but the new shares will remain subject to the CDSC based on the original purchase date of the

Sales charges
exchanged shares. The transfer agent processes exchanges in proportion to your shares subject to a CDSC, not subject to a CDSC, and purchased through reinvestment of dividends and distributions.
•
You may qualify for a waiver of the CDSC normally charged. See “Waiver or reduction of contingent deferred sales charges”
Waiver or reduction of contingent deferred sales charges
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:
•
The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
•
You become disabled (within the meaning of Section 72 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
•
The distribution is made in connection with limited automatic redemptions as described in “Systematic withdrawal plans” (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
•
The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
−
It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
−
It is a required minimum distribution due to the attainment of age 70½, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
−
It is rolled over to or reinvested in another fund in the Pioneer Funds mutual fund complex in the same class of shares, which will be subject to the CDSC of the shares originally held; or
−
It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

•
The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
−
A return of excess employee deferrals or contributions;
−
A qualifying hardship distribution as described in the Internal Revenue Code;
−
Due to retirement or termination of employment;
−
From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;
•
The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
•
The distribution is made to pay an account's advisory or custodial fees; or
•
The distributor does not pay the selling broker a commission normally paid at the time of the sale.
Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the “Intermediary defined sales charge waiver policies” section for more information.
Class K shares
Class K shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class K shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Class Y shares
Class Y shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Buying, exchanging and selling shares
Opening your account
You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.
Call or write to the fund for account applications, account options forms and other account information:
Pioneer Funds
P.O. Box 534427
Pittsburgh, PA 15253-4427
Telephone 1-800-225-6292
Please note that there may be a delay in receipt by the fund’s transfer agent of applications submitted by regular mail to a post office address.
Each fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the funds’ distributor, the funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.
Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.
The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.
Investing through financial intermediaries and retirement plans
If you invest in the fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.
Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.
Share prices for transactions
If you place an order to purchase, exchange or sell shares that is received in good order by the fund’s transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the fund’s transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.
Good order means that:
•
You have provided adequate instructions
•
There are no outstanding claims against your account
•
There are no transaction limitations on your account
•
Your request includes a signature guarantee if you:
−
Are selling over $250,000 or exchanging over $500,000 worth of shares
−
Changed your account registration or address within the last 30 days
−
Instruct the transfer agent to mail the check to an address different from the one on your account
−
Want the check paid to someone other than the account’s record owner(s)
−
Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund’s shares within 30 calendar days of a redemption. See “Excessive trading.”

Buying, exchanging and selling shares
Buying
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.
You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of fund shares.
Minimum investment amounts
Class A and Class C shares
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.
You may qualify for lower initial or subsequent investment minimums if you are establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi US.
Class K shares
Initial investments by discretionary accounts and direct investors in Class K shares must be at least $5 million. There is no investment minimum for other eligible investors. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K shares. There is no minimum additional investment amount. The fund may waive the initial investment amount, if applicable.
Waivers of the minimum investment amount for Class K
The fund will accept an initial investment of less than $5 million if:
(a)
The investment is made by a retirement plan that is an eligible investor in Class K shares; or
(b)
The investment is made by another fund in the Pioneer Funds mutual fund complex; or

(c)
The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has an arrangement with Amundi US to include Class K shares of the Pioneer mutual funds in their program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm.
You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
The fund reserves the right to waive the initial investment minimum in other circumstances.
Class Y shares
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.
Waivers of the minimum investment amount for Class Y
The fund will accept an initial investment of less than $5 million if:
(a)
The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or
(b)
The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or
(c)
The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement

Buying, exchanging and selling shares
plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or
(d)
The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi US or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or
(e)
The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has an arrangement with Amundi US to include Class Y shares of the Pioneer mutual funds in its program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm.

You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or
(f)
The investment is made by another fund in the Pioneer Funds mutual fund complex.
The fund reserves the right to waive the initial investment minimum in other circumstances.
Maximum purchase amounts
Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class K and Class Y shares are not subject to a maximum purchase amount.

Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.
Your initial investment for most types of retirement plan accounts must be at least $1,000. Additional investments for most types of retirement plans must be at least $100.
You may not use the account application accompanying this prospectus to establish an Amundi US retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
How to buy shares
Through your investment firm
Normally, your investment firm will send your purchase request to the fund’s distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of fund shares.
By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
•
You established your bank account of record at least 30 days ago
•
Your bank information has not changed for at least 30 days
•
You are not purchasing more than $100,000 worth of shares per account per day
•
You can provide the proper account identification information
When you request a telephone or online purchase, the fund’s transfer agent will electronically debit the amount of the purchase from your bank account of record. The fund’s transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the fund’s transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the fund’s transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

Buying, exchanging and selling shares
In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the fund. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund’s name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund’s transfer agent of purchase orders submitted by regular mail to a post office address.
By wire (Class K or Class Y shares only)
If you have an existing (Class K or Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:
•
BNY Mellon must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
•
If BNY Mellon does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
•
Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
•
Wire transfers may be restricted on holidays and at certain other times
Instruct your bank to wire funds to:
Receiving Bank:	BNY Mellon, NA ABA Routing No. 011001234 BNY Mellon Investment Servicing (US) Inc. as agent FBO Amundi US Funds Consolidated Account Account 727296
For further credit to:	Shareholder Name Existing Pioneer Account No. AMT-Free Municipal Fund
The fund’s transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.
Exchanging
You may, under certain circumstances, exchange your shares for shares of the same class of another fund in the Pioneer Funds mutual fund complex.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.
Before you request an exchange, consider each fund’s investment objective(s) and policies as described in the fund’s prospectus. You generally will have to pay income taxes on an exchange.
Same-fund exchange privilege
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
How to exchange shares
Through your investment firm
Normally, your investment firm will send your exchange request to the fund’s transfer agent. Consult your investment professional for more information about exchanging your shares.
By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
•
You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
•
The fund into which you are exchanging offers the same class of shares
•
You are not exchanging more than $500,000 worth of shares per account per day
•
You can provide the proper account identification information
In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the fund. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

Buying, exchanging and selling shares
•
The name and signature of all registered owners
•
A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
•
The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
•
The class of shares you are exchanging
•
The dollar amount or number of shares you are exchanging
Please note that there may be a delay in receipt by the fund’s transfer agent of exchange requests submitted by regular mail to a post office address.
Selling
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.
If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.
Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.
If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.
You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the fund’s investments, the fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If the fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The fund may redeem in kind at a shareholder’s request or if, for example, the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders.
During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
How to sell shares
Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund’s transfer agent. Please note that your investment firm may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

Buying, exchanging and selling shares
By phone or online
If you have an eligible non-retirement account, you may sell up to $250,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.
You may receive your sale proceeds:
•
By check, provided the check is made payable exactly as your account is registered
•
By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record
For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($250,000 per account per day if the proceeds are not directed to your bank account of record).
In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund’s name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The fund’s transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.
The fund’s transfer agent will not process your request until it is received in good order.
You may sell up to $250,000 per account per day by fax.
Please note that there may be a delay in receipt by the fund’s transfer agent of redemption requests submitted by regular mail to a post office address.
How to contact us
By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292
To request a transaction using FactFoneSM call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Funds
P.O. Box 534427
Pittsburgh, PA 15253-4427
Amundi US website
amundi.com/us
By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options
See the account application form for more details on each of the following services or call the fund for details and availability.
Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.
When you request a telephone transaction the fund’s transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund’s confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.
Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.
To establish online transaction privileges:
•
For new accounts, complete the online section of the account application
•
For existing accounts, complete an account options form, write to the fund or complete the online authorization screen at amundi.com/us
To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi US website. When you or your investment firm requests an online transaction, the fund’s transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Periodic investments
You can make periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan. Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish a periodic investment plan.
Automatic Investment Plan (AIP)
If you establish an Automatic Investment Plan with Amundi US, the fund’s transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan’s dollar amount, frequency or investment date by calling or writing to the fund’s transfer agent. You should allow up to 30 days for the fund’s transfer agent to establish your plan.
Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another fund in the Pioneer Funds mutual fund complex. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
•
You must select exchanges on a monthly or quarterly basis
•
Both the originating and receiving accounts must have identical registrations
•
The originating account must have a minimum balance of $5,000
You may have to pay income taxes on an exchange.
Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.
(1)
Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.
(2)
You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.
(3)
You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Account options
Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500. When electing a cash distribution option, you may only select one destination for the cash distribution portion (i.e., bank account or directed to another mutual fund). The other distribution portion must be reinvested into your current mutual fund account or follow the same cash election.
If you are under 59½, taxes and tax penalties may apply.
If your distribution check is returned to the fund’s transfer agent or you do not cash the check for six months or more, the fund’s transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.
Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends.
Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.
To establish a systematic withdrawal plan:
•
Your account must have a total value of at least $10,000 when you establish your plan
•
You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)
These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.
Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.
Voluntary tax withholding
You may have the fund’s transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies
Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund’s shares to be excessive for a variety of reasons, such as if:
•
You sell shares within 30 days after the shares were purchased;
•
You make two or more purchases and redemptions within a short period of time;
•
You enter into a series of transactions that indicate a timing pattern or strategy; or
•
We reasonably believe that you have engaged in such practices in connection with other mutual funds.
The fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund’s shareholders.
While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.
To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or “blocked”) from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.
We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund’s policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.
Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

Shareholder services and policies
Purchases in kind
You may use securities you own to purchase shares of the fund provided that Amundi US, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.
Reinstatement privilege (Class A shares)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
•
You must send a written request to the fund no more than 90 days after selling your shares and
•
The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.
Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund’s shares within 30 calendar days of redemption. See “Excessive trading.”
When you elect reinstatement, you are subject to the provisions outlined in the selected fund’s prospectus, including the fund’s minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the fund receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.
Amundi US website
amundi.com/us
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
•
Your current account information
•
Prices, returns and yields of all publicly available Pioneer mutual funds
•
Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

•
A copy of Amundi US’s privacy notice
If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.
FactFoneSM 1-800-225-4321
You can use FactFoneSM to:
•
Obtain current information on your Pioneer mutual fund accounts
•
Inquire about the prices of all publicly available Pioneer mutual funds
•
Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
•
Request account statements
If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.
Household delivery of fund documents
With your consent, Amundi US may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi US, by phone or in writing (see “How to contact us”). Amundi US will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Confirmation statements
The fund’s transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Shareholder services and policies
Tax information for IRA rollovers
In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the fund’s transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Amundi US’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi US’s website.
Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
•
Requesting certain types of exchanges or sales of fund shares
•
Requesting certain types of changes for your existing account
You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.
The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.
Fiduciaries and corporations are required to submit additional documents to sell fund shares.
Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing amundi.com/us during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi US will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access amundi.com/us or reach the fund by telephone, you should communicate with the fund in writing.
Share certificates
The fund does not offer share certificates. Shares are electronically recorded.
Other policies
The fund and the distributor reserve the right to:
•
reject any purchase or exchange order for any reason, without prior notice
•
charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege
•
revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission
The fund reserves the right to:
•
charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days’ notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
•
close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes
Dividends and capital gains
The fund declares dividends daily. The daily dividends consist of substantially all of the fund's net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a taxable distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
Distributions from the fund's tax-exempt interest income, called “exempt-interest dividends,” are exempt from regular federal income tax and, in general, are not tax preference items for purposes of the AMT applicable to individuals. Exempt-interest dividends may nevertheless be subject to state or local income taxes. Distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at reduced rates. Distributions from the fund’s net short-term capital gains are taxable as ordinary income. All other dividends are generally taxable as ordinary income.
Since the fund’s income is derived from sources that do not pay dividends, it is not expected that any portion of dividends paid by the fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.” Any taxable dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be treated as if you received the dividend in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply “backup withholding” tax on your dividends (including exempt-interest dividends) and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 24%.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund, or effecting such sales or exchanges.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

Dividends, capital gains and taxes
Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.
You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund, including possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

Financial highlights
The financial highlights table helps you understand the fund's financial performance for the past five years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).
No financial information is presented for Class K shares because no Class K shares were outstanding during the periods shown.
The information below for the fiscal year ended December 31, 2024 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report is included in the fund’s financial statements. The information for the prior fiscal years was audited by a different independent registered public accounting firm. The fund’s financial statements are incorporated by reference in the statement of additional information and are available upon request.

Financial highlights
Pioneer AMT-Free Municipal Fund
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20
Class A
Net asset value, beginning of period	$13.28	$12.67	$15.63	$15.70	$15.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.45	$0.40	$0.34	$0.28	$0.33
Net realized and unrealized gain (loss) on investments	(0.25)	0.59	(3.00)	(0.05)	0.68
Net increase (decrease) from investment operations	$0.20	$0.99	$(2.66)	$0.23	$1.01
Distributions to shareholders:
Net investment income	$(0.40)	$(0.38)	$(0.30)	$(0.28)	$(0.34)
Net realized gain	—	—	—	(0.02)	(0.14)
Total distributions	$(0.40)	$(0.38)	$(0.30)	$(0.30)	$(0.48)
Net increase (decrease) in net asset value	$(0.20)	$0.61	$(2.96)	$(0.07)	$0.53
Net asset value, end of period	$13.08	$13.28	$12.67	$15.63	$15.70
Total return (b)	1.56%	8.01%(c)	(17.05)%	1.45%	6.75%
Ratio of net expenses to average net assets	0.79%	0.79%	0.78%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets	3.44%	3.14%	2.49%	1.80%	2.13%
Portfolio turnover rate	76%	16%	21%	3%	29%
Net assets, end of period (in thousands)	$416,873	$470,765	$483,373	$688,823	$740,589
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.84%	0.85%	0.80%	0.79%	0.80%
Net investment income (loss) to average net assets	3.39%	3.08%	2.47%	1.80%	2.13%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	For the year ended December 31, 2023, the Fund’s total return includes a reimbursement by the Adviser. Without reimbursement, Class A’s total return would have been 7.93%.

Pioneer AMT-Free Municipal Fund
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20
Class C
Net asset value, beginning of period	$13.17	$12.56	$15.49	$15.56	$15.04
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.35	$0.30	$0.23	$0.16	$0.21
Net realized and unrealized gain (loss) on investments	(0.25)	0.59	(2.96)	(0.05)	0.67
Net increase (decrease) from investment operations	$0.10	$0.89	$(2.73)	$0.11	$0.88
Distributions to shareholders:
Net investment income	$(0.30)	$(0.28)	$(0.20)	$(0.16)	$(0.22)
Net realized gain	—	—	—	(0.02)	(0.14)
Total distributions	$(0.30)	$(0.28)	$(0.20)	$(0.18)	$(0.36)
Net increase (decrease) in net asset value	$(0.20)	$0.61	$(2.93)	$(0.07)	$0.52
Net asset value, end of period	$12.97	$13.17	$12.56	$15.49	$15.56
Total return (b)	0.79%	7.23%(c)	(17.68)%	0.70%	5.92%
Ratio of net expenses to average net assets	1.54%	1.55%	1.55%	1.53%	1.55%
Ratio of net investment income (loss) to average net assets	2.69%	2.38%	1.68%	1.06%	1.36%
Portfolio turnover rate	76%	16%	21%	3%	29%
Net assets, end of period (in thousands)	$10,960	$14,744	$17,357	$33,280	$40,763
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.58%	1.60%	1.57%	1.53%	1.55%
Net investment income (loss) to average net assets	2.65%	2.33%	1.66%	1.06%	1.36%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	For the year ended December 31, 2023, the Fund’s total return includes a reimbursement by the Adviser. Without reimbursement, Class C’s total return would have been 7.14%.

Financial highlights
Pioneer AMT-Free Municipal Fund
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20
Class Y
Net asset value, beginning of period	$13.22	$12.61	$15.57	$15.63	$15.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.49	$0.44	$0.37	$0.32	$0.36
Net realized and unrealized gain (loss) on investments	(0.25)	0.59	(2.99)	(0.04)	0.66
Net increase (decrease) from investment operations	$0.24	$1.03	$(2.62)	$0.28	$1.02
Distributions to shareholders:
Net investment income	$(0.44)	$(0.42)	$(0.34)	$(0.32)	$(0.38)
Net realized gain	—	—	—	(0.02)	(0.14)
Total distributions	$(0.44)	$(0.42)	$(0.34)	$(0.34)	$(0.52)
Net increase (decrease) in net asset value	$(0.20)	$0.61	$(2.96)	$(0.06)	$0.50
Net asset value, end of period	$13.02	$13.22	$12.61	$15.57	$15.63
Total return (b)	1.87%	8.36%(c)	(16.88)%	1.77%	6.82%
Ratio of net expenses to average net assets	0.49%	0.49%	0.49%	0.53%	0.55%
Ratio of net investment income (loss) to average net assets	3.74%	3.43%	2.78%	2.05%	2.36%
Portfolio turnover rate	76%	16%	21%	3%	29%
Net assets, end of period (in thousands)	$285,020	$429,594	$634,946	$967,904	$842,214
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.65%	0.66%	0.65%	0.59%	0.62%
Net investment income (loss) to average net assets	3.58%	3.26%	2.62%	1.99%	2.29%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	For the year ended December 31, 2023, the Fund’s total return includes a reimbursement by the Adviser. Without reimbursement, Class Y’s total return would have been 8.28%.

Intermediary defined sales charge waiver policies
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
•
Transaction size breakpoints, as described in this prospectus or the SAI.
•
Rights of accumulation (ROA), as described in this prospectus or the SAI.
•
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
•
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Intermediary defined sales charge waiver policies
•
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
•
redemptions due to death or disability of the shareholder
•
shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
•
redemptions made in connection with a return of excess contributions from an IRA account
•
shares purchased through a Right of Reinstatement (as defined above)
•
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Pioneer Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Pioneer Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying

Intermediary defined sales charge waiver policies
Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
−
The redemption and repurchase occur in the same account.
−
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
−
A fee-based account held on an Edward Jones platform
−
A 529 account held on an Edward Jones platform
−
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott

Intermediary defined sales charge waiver policies
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Intermediary defined sales charge waiver policies
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
•
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Purchases or sales of front-end (i.e. Class A) or level-load (i.e. Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus.

Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
•
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account

Intermediary defined sales charge waiver policies
(known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-End, Back-End and Level Load Shares Available at Merrill
•
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
•
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation and Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
Morgan Stanley
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s prospectus or statement of additional information.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through an OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

Intermediary defined sales charge waiver policies
•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus.
•
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•
Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).
•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Intermediary defined sales charge waiver policies
Robert W. Baird & Co. (“Baird”):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased using the proceeds of redemptions from a Pioneer Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•
Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•
Breakpoints as described in this prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Pioneer assets held by accounts within the purchaser’s household at Baird. Eligible Pioneer assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Pioneer through Baird, over a 13-month period of time
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or statement of additional information still apply.

Notes

Pioneer AMT-Free Municipal Fund
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
amundi.com/us
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at amundi.com/us. You also may find other information and updates about Amundi US and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, Form N-CSR and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. In Form N-CSR, you will find the fund's annual and semi-annual financial statements.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated May 1, 2025, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The fund's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-21460)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19270-20-0525 ©2025 Amundi Distributor US, Inc. Member SIPC

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
amundi.com/us
This is not part of the prospectus.
19270-20-0525
©2025 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

Pioneer AMT-Free Municipal Fund
(Pioneer Series Trust II)

60 State Street
Boston, Massachusetts 02109
Statement of Additional Information | May 1, 2025

Class A Shares	Class C Shares	Class K Shares	Class Y Shares
PBMFX	MNBCX	——-	PBYMX
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s Class A, Class C, Class K and Class Y shares prospectus dated May 1, 2025, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: VictoryFunds.com. The fund’s financial statements for the fiscal year ended December 31, 2024, including the independent registered public accounting firm’s report thereon, are incorporated into this statement of additional information by reference.

1. Fund history
The fund is a diversified series of Pioneer Series Trust II (the “Trust”), an open-end management investment company. The fund originally was established as Safeco Municipal Bond Fund, a series of Safeco Tax-Exempt Bond Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of Pioneer Series Trust II, a Delaware statutory trust, on December 10, 2004. Effective January 20, 2006, the fund changed its name from Pioneer Municipal Bond Fund to Pioneer AMT-Free Municipal Fund. Amundi Asset Management US, Inc., (“Amundi US”) was the fund’s investment adviser until March 31, 2025.
Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s former investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). All portfolio managers of Amundi US became employees of Victory Capital.
In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved the reorganization of the Fund into a corresponding, newly-established series of Victory Portfolios IV advised by Victory Capital, subject to approval by the Fund’s shareholders. As of March 27, 2025, the Fund’s shareholders have not approved the reorganization and the meeting of shareholders has been adjourned. Although there is no assurance that shareholders of the Fund will approve the proposal to reorganize the Fund, proxies received to date have been highly in favor of the reorganization, and the Fund expects to receive a sufficient number of proxies to obtain shareholder approval and to complete the reorganization in the second quarter of 2025.
As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US terminated automatically. The Board has approved an interim investment advisory agreement with Victory Capital (the “Interim Advisory Agreement”) which will be effective until the earlier of (i) the completion of the reorganization; or (ii) 150 days after April 1, 2025. The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement. As noted above, the Fund expects to receive a sufficient number of proxies to obtain shareholder approval and to complete the reorganization in the second quarter of 2025. In the event shareholders do not approve the Fund’s reorganization by August 29, 2025 (150 days from April 1, 2025), the Fund’s Board will consider other alternatives.
During the period when certain Pioneer Funds continue to solicit shareholder votes for their reorganizations, whereas other Funds have completed reorganizations into newly-established Victory Funds (“Victory Pioneer Funds”), the Pioneer Funds and Victory Pioneer Funds will be considered together for purposes of certain shareholder policies including the exchange privilege, rights of accumulation and letters of intent.
The foregoing disclosure is not intended to solicit a proxy from any Fund shareholder.
Shareholders recently received, by mail or email the Joint Proxy Statement/Prospectus dated February 7, 2025, relating to the reorganization. Shareholders are urged to read the Joint Proxy Statement/Prospectus carefully and in its entirety. The Joint Proxy Statement/Prospectus contains important information regarding the reorganization and the Victory Funds.
2. Investment policies, risks and restrictions
The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund’s prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
1

Debt securities and related investments
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by the Adviser.
Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.
Since investors generally perceive that there are greater risks associated with high yield debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
High yield and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, high yield securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, the Adviser will consider if any action is appropriate in light of the fund's investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to the Adviser’s own assessment of the credit quality of potential investments.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S.,
2

Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Municipal obligations
The fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications. A fund may enter into tender option
3

bond trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”), provided that the fund complies with Rule 18-4 under the 1940 Act. See “Derivatives.”
Municipal lease obligations
Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with other tax-exempt bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.
In determining the liquidity of municipal lease obligations, the Adviser, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.
If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:
(1)
any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.
(2)
any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.
Asset-backed securities
The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.
The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be
4

losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Mortgage-backed securities
The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the fund receives the payments for
5

reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
6

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Subordinated securities
The fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Structured securities
The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.
Inverse floating rate securities
The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
Auction rate securities
The fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will
7

develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund.
Zero coupon and deferred interest bonds
Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.
Residual interests in municipal securities
Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a “dutch auction” or similar method at specified intervals (typically 35 days). The long-term component or “residual interest” pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest allocable to shareholders.
Commercial paper and other short term debt securities
The fund invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund’s limitation on illiquid securities.
Tax-exempt commercial paper
These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes, BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.
Bond anticipation notes (BANs)
These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
8

Tax anticipation notes (TANs)
These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.
Revenue anticipation notes (RANs)
These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
Variable rate and floating rate demand instruments
The fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.
The terms of the variable or floating rate demand instruments that the fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the fund instructs otherwise.
The fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The fund’s service providers regularly experience such attempts, and expect they will continue to do so. The fund is unable to predict how any such attempt, if successful, may affect the fund and its shareholders. While the fund’s adviser has established business continuity plans in the
9

event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as The Bank of New York Mellon (“BNY Mellon”), the fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., the fund’s transfer agent. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at the Adviser or the fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Risks related to Invasion of Ukraine by Russia.
Russia's military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia's military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country's credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require the fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the fund from selling these investments, and the value of such investments held by the fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that the fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the fund's portfolio. The extent and duration of Russia's military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact the fund's performance and the value of an investment in the fund even beyond any direct exposure the fund may have to Russian issuers or issuers in other countries affected by the invasion.
10

Investment company securities
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the SEC that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).
11

Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
12

Rule 18f-4 under the 1940 Act permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless a fund is relying on the Limited Derivatives User Exception (as defined below), the fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the fund's Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The fund currently is relying on the Limited Derivatives User Exception.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the fund to new kinds of costs and risks.
Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.
13

Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
14

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.
15

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference
16

based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts
The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs and require margin deposits.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.
17

Interest rate swaps, collars, caps and floors
In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the fund’s income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.
In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.
The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.
The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.
Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund’s adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the fund’s ability to engage in interest rate swaps.
Financial futures and options transactions
the Adviser has claimed an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, the Adviser will not, with respect to its management of the fund, be subject to registration or regulation as a commodity pool operator.
18

Under this exemption, the fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds. the Adviser may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Credit-linked notes
The fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Exchange traded notes
The fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.
An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the fund’s potential loss is limited to the amount actually invested in the ETN.
The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.
19

Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by the Adviser to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.
Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to the fund's liquidity risk management program. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash to satisfy redemption requests or for other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A fund may enter into
20

reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”
Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by the Adviser, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1∕3% of the value of the fund's total assets. The fund did not engage in securities lending activity during its most recent fiscal year.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Pioneer fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
21

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.
The fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”
Disclosure of Portfolio Holdings
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
22

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
Public Disclosure
The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.
Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.
Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.
Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser, Administrator and Fund Accountant	Victory Capital Management Inc.	Daily.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	The Bank of New York Mellon	Daily.
Sub-Administrator	The Bank of New York Mellon	Daily.
23

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Financial Data Service	FactSet Research Systems, Inc.	Daily.
Liquidity Risk Management Service Provider	MSCI, Inc.	Daily.
Independent Registered Public Accounting Firm	Deloitte & Touche LLP (appointed auditor for the fiscal year ended December 31, 2024)	Annual Reporting Period: within 15 business days of end of reporting period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-PORT		Up to 30 days before filing with the SEC.
	Metropolitan Life Insurance Company	Within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Victory Pioneer funds
	Roszel Advisors	Within 30 days after month end for due diligence and review of certain Victory Pioneer funds included in fund programs
	Oppenheimer & Co.	Within 30 days after month end for due diligence and review of certain Victory Pioneer funds included in fund programs
	UBS	Within 15 days after month end for due diligence and review of certain Victory Pioneer funds included in fund programs
	Beacon Pointe Advisors	As needed for quarterly review of certain Victory Pioneer funds
	Commonwealth Financial Network	Within 30 days after month end for risk analysis on funds on behalf of their clients
	Hartford Retirement Services, LLC	As needed for risk analysis on funds on behalf of their clients
	Transamerica Life Insurance Company	As needed for performance and risk analysis on funds on behalf of their clients
	TIBCO Software Inc./Spotfire Division	As needed to evaluate and develop portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and research purposes
	Fidelity Investments	As needed to evaluate Victory Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)
24

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Rating Agency	DBRS Limited	As needed in order to evaluate and select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on funds on behalf of their clients and product review
	Capital Market Consultants	As needed to complete quarterly due diligence research
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.
There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.
Investment restrictions
Fundamental investment policies
The fund has adopted certain fundamental investment policies which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)
67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2)
more than 50% of the outstanding shares of the fund.
The fund’s fundamental policies are as follows:
(1)
The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)
The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)
The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)
The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)
The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be
25

concentrated in any one industry.
(8)
Normally, the fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax and will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The fund may enter into reverse repurchase agreements and similar financing transactions, provided that the fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and the Adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be
26

eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending.” The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. The fund may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical
27

commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Tax-exempt funds that invest 80% of their assets in tax-exempt securities characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no Bloomberg industry classification is available or for which Bloomberg classifications are determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard (GICS). As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-fundamental investment policy
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.
The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.
The fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the fund’s total assets, (a) more than 5% of
28

the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
Other restrictions
The adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.
3. Management of the Trust
The Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of the 26 U.S. registered investment companies with 43 series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Fund is: 60 State Street, Boston, Massachusetts 02109.
Trustees and officers
Name, Age and Position(s) Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees:
Thomas J. Perna (74) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	43
Director, Broadridge
Financial Solutions, Inc.
(investor communications
and securities processing
provider for financial
services industry) (2009 –
2023); Director,
Quadriserv, Inc. (2005 –
2013); and Commissioner,
New Jersey State Civil
Service Commission
(2011 – 2015)

John E. Baumgardner, Jr. (74)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	43	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015 – 2021)
29

Name, Age and Position(s) Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During At Least The Past Five Years
Diane Durnin (68) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director – Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	43	None
Benjamin M. Friedman (80) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	43	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 – 2008)
30

Name, Age and Position(s) Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During At Least The Past Five Years
Craig C. MacKay (62) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Senior Advisor, England & Company, LLC (advisory firm) (2022 – present); Partner, England & Company, LLC (advisory firm) (2012 – 2022); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	43
Director, Equitable
Holdings, Inc. (financial
services holding
company) (2022 –
present); Board Member
of Carver Bancorp, Inc.
(holding company) and
Carver Federal Savings
Bank, NA (2017 –
present); Advisory
Council Member,
MasterShares ETF (2016 –
2017); Advisory Council
Member, The Deal
(financial market
information publisher)
(2015 – 2016); Board
Co-Chairman and Chief
Executive Officer, Danis
Transportation Company
(privately-owned
commercial carrier) (2000
– 2003); Board Member
and Chief Financial
Officer, Customer Access
Resources
(privately-owned
teleservices company)
(1998 – 2000); Board
Member, Federation of
Protestant Welfare
Agencies (human services
agency) (1993 – 2022);
and Board Treasurer,
Harlem Dowling Westside
Center (foster care
agency) (1999 – 2018)

31

Name, Age and Position(s) Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer,
1199 SEIU Funds (healthcare
workers union pension
funds) (2001 – present); Vice
President – International
Investments Group,
American International
Group, Inc. (insurance
company) (1993 – 2001);
Vice President Corporate
Finance and Treasury Group,
Citibank, N.A.(1980 – 1986
and 1990 – 1993); Vice
President – Asset/Liability
Management Group, Federal
Farm Funding Corporation
(government-sponsored
issuer of debt securities)
(1988 – 1990); Mortgage
Strategies Group, Shearson
Lehman Hutton, Inc.
(investment bank) (1987 –
1988); Mortgage Strategies
Group, Drexel Burnham
Lambert, Ltd. (investment
bank) (1986 – 1987)
			43	None
Fred J. Ricciardi (78) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 –
present); Consultant
(investment company
services) (2012 – 2020);
Executive Vice President,
BNY Mellon (financial and
investment company
services) (1969 – 2012);
Director, BNY International
Financing Corp. (financial
services) (2002 – 2012);
Director, Mellon Overseas
Investment Corp. (financial
services) (2009 – 2012);
Director, Financial Models
(technology) (2005-2007);
Director, BNY Hamilton
Funds, Ireland (offshore
investment companies)
(2004-2007);
Chairman/Director,
AIB/BNY Securities Services,
Ltd., Ireland (financial
services) (1999-2006);
Chairman, BNY Alternative
Investment Services, Inc.
(financial services)
(2005-2007)
			43	None
32

Name, Age and Position(s) Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During At Least The Past Five Years
Interested Trustee:
David C. Brown (52)** Trustee	Trustee since 2025. Serves until a successor trustee is elected or earlier retirement or removal	Chief Executive Officer and Chairman (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present)	159
Trustee, Victory
Portfolios (37 portfolios);
Trustee Victory Portfolios
II (30 portfolios); Trustee,
Victory Portfolios III (45
portfolios); Trustee,
Victory Portfolios IV (29
portfolios); Trustee,
Victory Variable
Insurance Funds (6
portfolios)

Fund Officers:
Thomas Dusenberry (47) President	Since 2025. Serves at the discretion of the Board
Director, Fund
Administration, the Adviser;
Treasurer and Principal
Financial Officer (May
2023-present); Manager,
Fund Administration, the
Adviser; Treasurer and
Principal Financial Officer
(2020-2022), Assistant
Treasurer (2019), Salient MF
Trust, Salient Midstream,
MLP Fund and Forward
Funds; Principal Financial
Officer (2018-2021) and
Treasurer (2020-2021),
Salient Private Access Funds
and Endowment PMF Funds;
Senior Vice President of
Fund Accounting and
Operations, Salient Partners
(2020-2022); Director of
Fund Operations, Salient
Partners (2016-2019). Mr.
Dusenberry also serves as
resident of Victory Portfolios
II, Victory Portfolios III,
Victory Portfolios IV and
Victory Variable Insurance
Funds
			159	None
33

Name, Age and Position(s) Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During At Least The Past Five Years
Scott A. Stahorsky (55) Vice President	Since 2025. Serves at the discretion of the Board	Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds	159	None
Patricia McClain (62) Secretary	Since 2025. Serves at the discretion of the Board	Director, Regulatory Administration, Fund Administration, the Adviser (2019-present). Ms. McClain also serves as Secretary of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds	159	None
Carol D. Trevino (59) Treasurer	Since 2025. Serves at the discretion of the Board	Director, Financial Reporting, Fund Administration (2023-present); Director, Accounting and Finance, the Adviser (2019-2023); Accounting/ Financial Director, USAA (2013-2019). Ms. Trevino also serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds	159	None
34

Name, Age and Position(s) Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During At Least The Past Five Years
Christopher Ponte (40) Assistant Treasurer	Since 2025. Serves at the discretion of the Board	Director, Fund and Broker Dealer Finance, Fund Administration, (2023-present); Victory Capital Transfer Agency, Inc. (2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds	159	None
Sean Fox (48) Chief Compliance Officer	Since 2025. Serves at the discretion of the Board	Sr. Compliance Officer, the Adviser (2019-Present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds	159	None
D. Brent Rowse (43) Anti-Money Laundering Officers and Identity Theft Officer	Since 2025. Serves at the discretion of the Board	Sr. Compliance Officer, the Adviser (2023-present); Compliance Officer, the Adviser (2019-2023). Mr. Rowse also serves as the Anti-Money Laundering Compliance Officer and Identity Theft Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV and Victory Variable Insurance Funds, and the Anti-Money Laundering Compliance Officer for Victory Capital Services, Inc.	159	None
*
Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of the Fund.
**
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Board Committees
The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 8 meetings.
35

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.
In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex-officio member.
During the most recent fiscal year, the Independent Trustees, Audit, Governance and Nominating and Policy Administration Committees held 14, 5, 6 and 4 meetings, respectively.
Independent Trustees Committee
John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).
36

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non-audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.
Governance and Nominating Committee
John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.
The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•
whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•
whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;
•
whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;
•
whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;
•
whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;
•
that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;
•
that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;
37

•
that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;
•
that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and
•
that nominees should be committed to diversity and inclusion among Board members.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.
Policy Administration Committee
Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.
The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.
Oversight of Risk Management
Consistent with its responsibility for oversight of the Fund and other Victory Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.
Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.
Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.
38

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Sales loads
The Fund offers its shares to Trustees and officers of the Fund and employees of Victory Capital and its affiliates without a sales charge in order to encourage investment in the Fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the Fund, brokers or other intermediaries.
Other Information
The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.
Material Relationships of the Independent Trustees
Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by the Adviser, was approximately $660,871 and $573,790 in each of 2023 and 2024.
Share ownership
See “Annual Fee, Expense and Other Information” for information on the ownership of fund shares by the Trustees, the fund’s officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.
Proxy voting policies
Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available to shareowners without charge at https://VictoryFunds.com and on the SEC’s website at https://www.sec.gov. The fund’s proxy voting policies and procedures are attached as “Appendix B.”
4. Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned
39

subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.
The Advisory Agreement
Effective April 1, 2025, the Adviser manages the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”).
Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s former investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser (the “Transaction”).
In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved the reorganization of the Fund into a corresponding, newly-established series of Victory Portfolios IV advised by the Adviser, subject to approval by the Fund’s shareholders. As of March 27, 2025, the Fund’s shareholders have not approved the reorganization and the meeting of shareholders has been adjourned.
As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US terminated automatically. The Board approved the Interim Investment Advisory Agreement, which will be effective until the earlier of (i) the completion of the reorganization; or (ii) 150 days after April 1, 2025.
The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement.
The Interim Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
Under the Interim Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.
The following schedule lists the advisory fees for the Fund as an annual percentage of its average daily net assets.
Fund	Advisory Fee
Pioneer AMT – Free Municipal Fund
0.50% of the Fund’s average daily net assets up to $250 million,
0.45% of the next $500 million of the Fund’s average daily net assets, 0.40% of the next $1.25 billion of the Fund’s average daily net assets and 0.35% of the Fund’s average daily net assets over $2 billion

Management Fee Waiver/Expense Reimbursement
The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired Fund fees and expenses and certain other items such as interest, taxes, dividend, and interest expenses on short sales and brokerage commissions) of the Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in the Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual Fund operating expenses. Under its contractual agreement with the Fund, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance
40

that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for the Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.
From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund.
These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.
Potential conflicts of interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
Code of Ethics
The Fund, Victory Capital and the Distributor have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Victory Capital and certain of Victory Capital’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.
Administrator and Fund Accountant
The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as the Fund’s administrator, performing certain accounting and administration services for the Fund. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Fund paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the Fund pursuant to an agreement between the Fund and BNY Mellon.
Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Fund pays Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for
41

distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.
Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.
Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund’s service arrangements with financial institutions that make the Fund’s shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.
Victory Capital also performs fund accounting services for the Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund.
Distributor
Amundi Distributor US, Inc. (the “Distributor”), located at 60 State Street, Boston, Massachusetts 02109, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Fund (the “Distribution Agreement”). The Distributor is controlled by VCH.
The Distribution Agreement provides that the Distributor will bear expenses for the distribution of he fund’s shares, except for expenses incurred by the Distributor for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). The Distributor bears all expenses it incurs in providing services under the Distribution Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the Fund. The Distributor also pays certain expenses in connection with the distribution of the Fund’s shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost or registering its shares under federal and state securities laws and the laws of certain non-U.S. countries. Under the underwriting agreement, the Distributor will use its best efforts in rendering services to the Fund.
5.Distribution and Service Plans
The Fund has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.
Class A Rule 12b-1 Plan
Under the Class A Rule 12b-1 Plan, Class A shares of the Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing the Fund’s Prospectus, SAI and reports to prospective Class A investors in the Fund; (b) costs involved
42

in preparing, printing and distributing sales literature pertaining to Class A shares of the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund’s transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund’s Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.
The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Fund. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund’s Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.
Class C Rule 12b-1 Plan
Under the Class C Rule 12b-1 Plan, Class C shares of the Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing the Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of the Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Fund’s transfer agent, any sub-transfer agents, or any administrators, for providing services to the Fund and its Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding the Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by the Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.
Rule 12b-1 Plans
The amount of the Rule 12b-1 fees payable by any share class of the Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate the Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of the Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.
Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Fund and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.
43

See “Purchasing Shares” for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the Fund’s Class A shares.
6. Shareholder servicing/transfer agent
The Fund has contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Fund, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of the Fund.
7. Custodian and sub-administrator
The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of the Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Fund. For performing such services, BNY Mellon receives fees based on the Fund’s assets.
8. Independent registered public accounting firm
Deloitte & Touche LLP, 115 Federal Street, Boston, MA 02110, an independent registered public accounting firm, provided audit services, tax return review services, and assistance and consultation with respect to filings with the SEC for the fiscal year ended December 31, 2024.
9. Portfolio management
This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Other Accounts
The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain Funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Pioneer AMT-Free Municipal Fund
Portfolio Manager	Type of Account	Managed	Managed (000’s)	Based	Based (000’s)
John Crosby van Roden	Other Registered Investment Companies	5	$1,867,053	N/A	N/A
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Prakash Vadlamani	Other Registered Investment Companies	5	$1,867,053	N/A	N/A
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Fund Ownership
As of December 31, 2024, none of the Fund’s portfolio managers owned any of the Fund’s shares.
44

Portfolio Manager Compensation
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.
The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Conflicts of Interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust Funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between the Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
10. Portfolio Transactions and Brokerage Commissions
All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Victory Capital pursuant to authority contained in the Fund’s management contract. Victory Capital seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Victory Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer;
45

the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Victory Capital may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Victory Capital over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Victory Capital determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative Fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Victory Capital maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Victory Capital are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Victory Capital believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Victory Capital in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Victory Capital, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Victory Capital in carrying out its obligations to the Fund. The receipt of such research enables Victory Capital to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The Fund may participate in third-party brokerage and/or expense offset arrangements to reduce the Fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the Fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the Fund’s fees to service providers unaffiliated with Victory Capital or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
Affiliated Brokerage
The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”
The Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board.
46

Allocation of Brokerage in Connection with Research Services
During the most recent fiscal year ended December 31, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided.
11. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge (“CDSC”). See “Sales Charges.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
The fund is a series of Pioneer Series Trust II, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class C, Class K and Class Y shares. Until November 10, 2014, the fund offered Class B shares. All outstanding Class B shares were converted to Class A shares on November 10, 2014. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Trust
The Trust’s operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of January 12, 2016 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of September 2, 2003, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.
Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares
47

the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.
Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
48

Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
49

The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
12. Additional Purchase, Exchange, and Redemption Information
The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.
The Trust expects to elect, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.
Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days’ notice prior to terminating or modifying the Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.
The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.
The Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.
If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.
Purchasing Shares
Alternative Sales Arrangements — Class A, C, R6, R, Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
50

Each class of shares represents interests in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Fund will automatically convert to Class A shares under circumstances described in the Fund’s Prospectus. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Fund to Class C shareholders are offered only by the broker through whom the shares were acquired.
No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders and Class C shareholders whose shares are not subject to a CDSC may exchange into Class R6 shares of the Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
The Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares.
The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions,
51

and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.
Dealer Reallowances.
The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Victory Pioneer AMT-Free Municipal Fund.
	Sales Charge as a % of
Amount of Purchase	Offering Price	Dealer Reallowance
Less than $100,000	4.50	4.00
$100,000 but less than $250,000	3.50	3.00
$250,000 or more*	0.00	0.00**
*
There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
**
Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV as follows: 1.00% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $4 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $4 million to $49,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $50 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of 1.00% may be imposed on any such shares redeemed within the first 12 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Additional payments to financial intermediaries
The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees, if any, discussed above. In addition to those payments, Victory Capital or one or more of its affiliates (collectively, “Victory Capital Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Victory funds. Victory Capital Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Victory funds. These additional payments are described below. The categories described below are not mutually exclusive.
The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Victory funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Victory Capital negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Victory funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Victory Capital Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Victory Capital to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Victory Capital Affiliate.
52

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Victory funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Victory Capital Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Victory funds through the financial intermediary’s distribution system. Victory Capital Affiliates are motivated to make the payments described above since they promote the sale of Victory fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus and statement of additional information. Financial intermediaries may categorize and disclose these arrangements differently than Victory Capital Affiliates do. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Victory Capital Affiliates benefit from the incremental management and other fees paid to Victory Capital Affiliates by the Funds with respect to those assets.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers, or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required. In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
13. Redeeming shares
Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the “Exchange”) is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.
The fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the fund to sell portfolio holdings to meet redemption requests and thus may enable the fund to reduce cash drag, transaction costs and recognized capital gains. the Adviser believes that this practice may benefit the fund and its shareholders, including the possibility of reducing the amount of capital gain distributions to its shareholders. In some cases, the fund will distribute a large amount of securities in proportion to their representation in the fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.
Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.
53

Systematic withdrawal plan(s) (“SWP”) (Class A and Class C shares)
A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.
Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See “Qualifying for a reduced sales charge” in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account’s address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.
While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.
A SWP may be terminated at any time (1) by written notice to the fund or from the fund to the shareholder; (2) upon receipt by the fund of appropriate evidence of the shareholder’s death; or (3) when all shares in the shareholder’s account have been redeemed.
You may obtain additional information by calling the fund at 1-800-225-6292.
Reinstatement privilege (Class A shares)
Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.
14. Telephone and online transactions
You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “FactFoneSM”). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.
Telephone transaction privileges
To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, the fund’s transfer agent nor Amundi Distributor US, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.
54

Online transaction privileges
If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.
To establish online transaction privileges:
•
For new accounts, complete the online section of the account application
•
For existing accounts, complete an account options form, write to the fund or complete the online authorization screen on amundi.com/us
To use online transactions, you must read and agree to the terms of an online transaction agreement available on the the Adviser website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.
Telephone and website online access
You may have difficulty contacting the fund by telephone or accessing amundi.com/us during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, the Adviser will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access amundi.com/us or to reach the fund by telephone, you should communicate with the fund in writing.
FactFoneSM
FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the fund at 1-800-225-6292 for assistance.
FactFoneSM allows shareholders to hear the following recorded fund information:
•
net asset value prices for all Victory Pioneer mutual funds;
•
dividends and capital gain distributions on all Victory Pioneer mutual funds.
The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.
15. Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities
The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.
55

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.
The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by the Fund upon the sale of the securities, and these differences may be substantial.
The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily and taken into account.
Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.
The Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.
16. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of
56

investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.
If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.
If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
57

The fund declares a dividend from any net investment income (other than capital gains) each business day. The fund generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. The fund distributes any net short-term and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.
The fund may from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions of such gain or income will not be “exempt-interest dividends,” as described below, and accordingly will be taxable.
The Code permits tax-exempt interest received by the fund to flow through as tax-exempt “exempt-interest dividends” to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the fund as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of the fund's dividends and distributions not reported as exempt-interest dividends will be taxable as described below.
The fund will not invest in “private activity bonds” that generate interest constituting an item of tax preference and therefore increase alternative minimum taxable income for individuals that are subject to the U.S. federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the fund.
Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable as ordinary income. Since the fund's income is derived from sources that do not pay dividends, it is not expected that any dividends paid by the fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to individual and certain other noncorporate shareholders on “qualified dividend income.”
Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate
58

shareholders will be taxable as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains may be affected by the application of the alternative minimum tax.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. See “Annual Fee, Expense and Other Information” for the fund's available capital loss carryforwards. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income (which would generally include exempt-interest income). To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.
At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.
59

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
The fund will report to the Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices), the fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are “debt-financed property” within the
60

meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions other than exempt-interest dividends received by the plan and gains from sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.
A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.
The fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or
61

short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including exempt-interest dividends, ordinary dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions other than exempt-interest dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income. Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.
62

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
17. Financial statements
The fund's financial statements and financial highlights for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025 (Accession No. 0001193125-25-040544), are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing.
The financial statements referenced above are available without charge upon request by calling the fund at 1-800-225-6292.
18. Annual fee, expense and other information
Portfolio turnover
The fund’s annual portfolio turnover rate for the fiscal years ended December 31
2024	2023
76%	16%
Share ownership
As of March 31, 2025, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund’s outstanding shares as of March 31, 2025:
Record Holder	Share Class	Number of Shares	% of Class
Wells Fargo Clearing Services, LLC Special Custody Acct for the exclusive benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Class A Class C	2,394,386.640 196,598.947	7.68 25.15
Edward D Jones & Co for the benefit of Customers 12555 Manchester Rd Saint Louis, MO 63103-2523	Class A	2,117,880.512	6.79
Charles Schwab & Co Inc Exclusive Benefit of its Customers Attn: Mutual Fund Dept 211 Main St San Francisco, CA 94105-1905	Class A Class C	1,716,234.471 39,216.015	5.50 5.02
MLPF&S for the sole benefit of its Customers Mutual Fund Administration 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	Class A Class C Class Y	2,315,527.250 64,082.513 11,620,117.251	7.43 8.20 59.54
63

Record Holder	Share Class	Number of Shares	% of Class
National Financial Services LLC For Exclusive Benefit Of Our Customers 499 Washington Blvd Attn Mutual Funds Dept 4th Floor Jersey City, NJ 07310	Class C Class Y	73,662.731 1,675,105.848	9.42 8.58
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class A Class C Class Y	1,947,344.568 95,566.376 1,106,223.112	6.25 12.22 5.67
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	53,169.245	6.80
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	51,669.160	6.61
LPL Financial Omnibus Customers Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Class C Class Y	76,866.419 1,111,700.798	9.83 5.70
Shareholders who beneficially own 25% or more of the outstanding shares of the fund or who are otherwise deemed to “control” the fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
Interested Trustee:
David M. Brown	None	Over $100,000
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000
64

Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.
Name of Trustee	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
Interested Trustees:
David M. Brown*	$0.00	$0.00	$0.00
Independent Trustees:
John E. Baumgardner, Jr.	$5,210.14	$0.00	$357,100.00
Diane Durnin	$5,096.18	$0.00	$349,263.00
Benjamin M. Friedman	$5,085.71	$0.00	$345,436.00
Craig C. MacKay	$4,536.77	$0.00	$305,424.00
Lorraine H. Monchak	$5,156.68	$0.00	$350,600.00
Thomas J. Perna	$6,640.52	$0.00	$461,600.00
Marguerite A. Piret***	$3,768.89	$0.00	$246,750.00
Fred J. Ricciardi	$5,289.86	$0.00	$363,100.00
TOTAL	$40,784.75	$0.00	$2,779,273.00
*
Under the management contract, the Adviser reimburses the fund for any Interested Trustee fees paid by the fund.
**
For the fiscal year ended December 31, 2024. As of December 31, 2024, there were 44 U.S. registered investment portfolios in the Pioneer Family of Funds.
***
Ms. Piret was an Independent Trustee of the Pioneer Funds from November 30, 2023 to January 21, 2024 and was a non-voting Advisory Trustee of the Pioneer Funds from January 22, 2024 to November 12, 2024.
Approximate management fees the fund paid or owed Amundi US
The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid to Amundi US, the Fund’s former investment adviser, after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years.
For the Fiscal Years Ended December 31	2024	2023	2022
Gross Fee Incurred	$3,791,631	$4,298,661	$5,801,526
Net Fee Paid	$3,438,257	$3,769,308	$5,521,160
Fees the fund paid to Amundi US under the administration agreement
For the Fiscal Years Ended December 31
2024	2023	2022
$240,867	$268,381	$337,014
Underwriting expenses and commissions
For the Fiscal Years Ended December 31	2024	2023	2022
Approximate Net Underwriting Expenses Retained by Amundi Distributor US, Inc.	$5,181	$6,290	$5,105
Approximate Commissions Reallowed to Dealers (Class A shares)	$35,909	$43,490	$37,449
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)	$0	$0	$0
65

Fund expenses under the distribution plan
For the Fiscal Year Ended December 31, 2024
Combined Plan	Class A Plan	Class C Plan
$1,222,932	$1,098,693	$124,239
Allocation of fund expenses under the distribution plan
An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended December 31, 2024 is set forth in the following table:
	Payments to Servicing Parties[1]	Advertising	Sales Meetings	Printing and Mailing	Total
Class A	$1,067,138	$5,757	$20,601	$5,197	$1,098,693
Class C	$113,485	$2,079	$7,003	$1,672	$124,239
1
Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ended December 31, 2024).
Securities of regular broker-dealers
As of December 31, 2024, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):
Name	Debt \ Equity	(000’s)
None
CDSCs
During the fiscal year ended December 31, 2024, the following CDSCs were paid to Amundi Distributor US, Inc.:
$4,505
Capital loss carryforwards as of December 31, 2024
At December 31, 2024, the fund had the following net capital loss carryforward:
$3,586,382 of short-term losses and $153,147,531 of long term losses to be carried forward indefinitely.
66

19. Appendix A — Description of Ratings
The ratings of Moody’s Investors Service, Inc., S&P’s Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Moody’s Investors Service, Inc. Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5
Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

1
In the case of impairments, there can be a financial loss even when contractual obligations are met.
2
In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3
Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.
4
For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
5
Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.
6
For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
67

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings7. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:
Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B-Obligations rated B are considered speculative and are subject to high credit risk.
Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:
P-1-Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2-Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3-Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

7
Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.
68

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:
U.S. Municipal Short-Term Obligation Ratings:
Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
69

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Long-Term NSR Scale
Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:
Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA-An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
70

AA-An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A-An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB-An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C-Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB-An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B-An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC-An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC-An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C-An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D-An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is is lowered to “D” if it is subject to a distressed exchange offer.
Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1-A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2-A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
71

A-3-A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B-A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C-A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D-A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.
Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3-Speculative capacity to pay principal and interest.
D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Long-Term Issuer Credit Ratings
AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.
AA An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
72

BB An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.
B An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Description of S&P Global Ratings’ Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.
73

•
Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.
As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
74

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).
For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.
If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.
Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
Description of Fitch Ratings’ Issuer Default Ratings:
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
75

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
•
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•
the formal announcement by the issuer or their agent of a distressed debt exchange;
•
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:
•
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
•
the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA: Highest credit quality.
“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
76

A: High credit quality.
“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative.
“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Exceptionally high levels of credit risk.
Default appears imminent or inevitable.
D: Default.
Indicates a default. Default generally is defined as one of the following:
•
Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•
bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•
distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Description of Fitch Ratings’ Country Ceilings Ratings:
Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.
Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries canhave an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in
77

a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time..
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following:
•
Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•
bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
•
distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).
Structured Finance Defaults
“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.
Structured Finance Write-downs
Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss
78

may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
The suffix “sf” denotes an issue that is a structured finance transaction.
Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch's rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.
Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

8
A long-term rating can also be used to rate an issuer with short maturity.
79

20. Appendix B — Summary of Proxy voting policies and procedures
Victory Capital Management Inc. (“Adviser”)
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.
Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
•
the effect of the proposal on the underlying value of the securities
•
the effect on marketability of the securities
•
the effect of the proposal on future prospects of the issuer
•
the composition and effectiveness of the issuer’s board of directors
•
the issuer’s corporate governance practices
•
the quality of communications from the issuer to its shareholders
The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
•
The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
•
The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
•
The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
80

•
The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
•
The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
•
The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
•
The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
•
The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
•
The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
•
The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
22087-18-0525
81

PART C - OTHER INFORMATION
Item 28. Exhibits
(a)(1)	Amended and Restated Agreement and Declaration of Trust (January 12, 2016) (5)
(a)(2)	Certificate of Trust (1)
(b)	Amended and Restated0 By-Laws (May 15, 2020) (7)
(c)	See Amended and Restated Declaration of Trust and Amended and Restated By-Laws cited under Items 23(a)(1) and 23(b)
(d)	Interim Investment Advisory Agreement with Victory Capital Management Inc. (April 1, 2025) (11)
(e)(1)	Underwriting Agreement with Amundi Distributor US, Inc. (formerly, Amundi Pioneer Distributor, Inc.) (July 3, 2017) (6)
(e)(2)	Dealer Sales Agreement (4)
(f)	None
(g)(1)	Custodian Agreement with The Bank of New York Mellon (“BNY Mellon”) (November 1, 2021) (8)
(g)(2)	Amendment to Appendix I to Custodian Agreement with BNY Mellon (November 1, 2022) (9)
(h)(1)	Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYM”) (January 19, 2021) (8)
(h)(2)	Amendment No. 4 to Transfer Agency and Shareholder Services Agreement with BNYM (November 1, 2022) (9)
(h)(3)	Form of Administration Agreement with Victory Capital Management Inc. (11)
(h)(4)	Fund Administration and Accounting Agreement with BNY Mellon (November 1, 2021) (8)
(h)(5)	Amended Exhibit A to Fund Administration and Accounting Agreement with BNY Mellon (November 1, 2022) (9)
(h)(6)	Class R Service Plan for Pioneer AMT-Free Municipal Fund (formerly, Pioneer Municipal Bond Fund) (3)
(h)(7)	Expense Limit Agreement (11)
(i)	Opinion of Counsel (2)
(j)(1)	Consent of Independent Registered Public Accounting Firm – Deloitte & Touche (11)
(j)(2)	Consent of Independent Registered Public Accounting Firm – Ernst & Young (11)
(k)	None
(l)	None
(m)	Amended and Restated Pioneer Funds Distribution Plan (November 15, 2022) (9)
(n)(1)	Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer Select Mid Cap Growth Fund (September 1, 2018) (10)
(n)(2)	Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer AMT-Free Municipal Fund (September 1, 2018) (10)
(o)	None
(p)(1)	Code of Ethics of The Pioneer Funds and Amundi Distributor US, Inc. (March 2024) (10)
(p)(2)	Code of Ethics of Victory Capital Management Inc. (11)
N/A	Power of Attorney (October 1, 2020) (7)
N/A	Power of Attorney for Craig C. MacKay (March 23, 2021) (7)

(1)
Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2003 (Accession No. 0001265389-03-000007).
(2)
Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-14 (File No. 333-118444) as filed with the SEC on October 26, 2004 (Accession No. 0001145443-04-001626).
(3)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000146).
(4)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on April 30, 2007 (Accession No. 0001265389-07-000005).
1

(5)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on March 24, 2016 (Accession No. 0001265389-16-000022).
(6)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on March 28, 2018 (Accession No. 0001265389-18-000002).
(7)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on March 25, 2021 (Accession No. 0001193125-21-094080).
(8)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on March 25, 2022 (Accession No. 0001193125-22-084907).
(9)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on March 28, 2023 (Accession No. 0001193125-23-081815).
(10)
Previously filed. Incorporated herein by reference from the exhibits filed in Post-effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 333-110037) as filed with the SEC on March 25, 2025 (Accession No. 0001193125-25-062698).
(11) Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Trust
None.
Item 30. Indemnification
Except for the Amended and Restated Agreement and Declaration of Trust (the “Declaration”), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
Victory Capital Management Inc. (“VCM” or “Adviser”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.
The principal executive officers and directors of the Adviser or VCH are as follows:
2

David C. Brown	Director, Chairman, and Chief Executive Officer of Adviser and VCH
Michael D. Policarpo, II	President, Chief Financial Officer, and Chief Administrative Officer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser
The business address of the foregoing individuals is 15935 La Cantera Parkway, San Antonio, Texas 78256.
To the knowledge of the Trust, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.
Item 32. Principal Underwriters
(a)
Amundi Distributor (US), Inc. acts as principal underwriter for the shares of the following investment companies:

Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Series Trust VII
Pioneer Series Trust VIII
Pioneer Series Trust X
(b)
Amundi Distributor (US), Inc., 60 State Street, Boston, MA 02109-1820, acts solely as distributor for investment companies listed above. The officers of Amundi Distributor (US), Inc., all of whose principal business address is set forth above, are:
Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Charles Mathes	President and Chief Compliance Officer	None
Nina Gupta	Secretary	None
Patrick Grecco	Treasurer	None
Heather Melito-Dezan	Assistant Secretary	None
Elliott Dobin	Assistant Secretary	None
Brent Rowse	Anti-Money Laundering (AML) Compliance Officer	None
(c)
Not applicable.
Item 33. Location of Accounts and Records
The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:
(a)
Registrant:
60 State Street
Boston, Massachusetts 02109
(b)
Investment adviser and administrator:
Victory Capital Management Inc.
3

60 State Street
Boston, Massachusetts 02109
(c)
Principal underwriter:
Amundi Distributor (US), Inc.
60 State Street
Boston, Massachusetts 02109
(d)
Custodian and sub-administrator:
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
(e)
Shareholder servicing and transfer agent:
BNY Mellon Investment Servicing (US) Inc.
Attn: 534427
500 Ross Street, 154-0520
Pittsburgh, Pennsylvania 15262
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
4

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 57 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 30th day of April, 2025.
PIONEER SERIES TRUST II
By: /s/ Thomas Dusenberry

Thomas Dusenberry
President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated below on April 30, 2025:
Signature	Title
/s/ Thomas Dusenberry Thomas Dusenberry	President (Principal Executive Officer)
/s/ Carol D. Trevino Carol D. Trevino	Treasurer (Principal Financial and Accounting Officer)
John E. Baumgardner, Jr.* John E. Baumgardner, Jr.	Trustee
/s/ David C. Brown David C. Brown	Trustee
Diane Durnin* Diane Durnin	Trustee
Benjamin M. Friedman* Benjamin M. Friedman	Trustee
Craig C. MacKay* Craig C. MacKay	Trustee
Lorraine H. Monchak* Lorraine H. Monchak	Trustee
Thomas J. Perna* Thomas J. Perna	Chairman of the Board and Trustee
Fred J. Ricciardi* Fred J. Ricciardi	Trustee
*By: /s/ Christopher J. Kelley Christopher J. Kelley Attorney-In-Fact		April 30, 2025
5

EXHIBIT INDEX
Exhibit Number	Document Title
(d)	Interim Investment Advisory Agreement with Victory Capital Management Inc. (April 1, 2025)
(h)(3)	Form of Administration Agreement with Victory Capital Management Inc.
(h)(7)	Expense Limit Agreement
(j)(1)	Consent of Independent Registered Public Accounting Firm – Deloitte & Touche
(j)(2)	Consent of Independent Registered Public Accounting Firm – Ernst & Young
(p)(2)	Code of Ethics of Victory Capital Management Inc.
6